Investors: Salli Schwartz +1.858.291.6421 ir@illumina.com

Media: Bonny Fowler +1.740.641.5579 pr@illumina.com

Illumina Reports Financial Results for Second Quarter of Fiscal Year 2024

•Core Illumina revenue of $1.09 billion for Q2 2024, down 6% from Q2 2023 (down 6% on a constant currency basis) and up 3% from Q1 2024
•Core Illumina GAAP operating margin of 40.5% and non-GAAP operating margin of 22.2% for Q2 2024
•Core Illumina GAAP diluted earnings per share of $0.41 and non-GAAP diluted earnings per share of $1.09 for Q2 2024
•Lowered fiscal year 2024 Core Illumina revenue guidance to decline 2% to 3% (down 1.5% to 2.5% in constant currency) from 2023
•Raised Core Illumina non-GAAP operating margin guidance to a range of 20.5% to 21% for fiscal year 2024
•Introducing guidance for Core Illumina non-GAAP diluted earnings per share in the range of $3.80 to $3.95 for fiscal year 2024
•On June 24, 2024, we completed the spin-off of GRAIL into a new public company

San Diego, August 6, 2024 /PRNewswire/ -- Illumina, Inc. (Nasdaq: ILMN) (“Illumina” or the “company”) today announced its financial results for the second quarter of fiscal year 2024, which include the consolidated financial results for GRAIL through June 24, 2024.

“The Illumina team delivered results ahead of our expectations in the quarter, driven by disciplined execution on our strategic priorities,” said Jacob Thaysen, Chief Executive Officer. “Consumable sales remained solid as customers continued to increase their sequencing activity, but instrument demand has softened in a constrained funding environment. We are progressing our operating excellence initiatives and will deliver expanded margins this year.”

Second quarter consolidated results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	Q2 2024	Q2 2023	Q2 2024	Q2 2023
Revenue	$1,112	$1,176	$1,112	$1,176
Gross margin	64.8%	62.2%	69.0%	66.5%
Research and development (“R&D”) expense	$325	$358	$325	$345
Selling, general and administrative (“SG&A”) expense	$147	$462	$358	$355
Goodwill and intangible impairment (b)	$1,886	$—	$—	$—
Operating (loss) profit	$(1,637)	$(88)	$84	$82
Operating margin	(147.2)%	(7.5)%	7.6%	7.0%
Tax provision	$12	$145	$16	$33
Tax rate	(0.6)%	(163.8)%	22.3%	39.3%
Net (loss) income	$(1,988)	$(234)	$57	$50
Diluted (loss) earnings per share	$(12.48)	$(1.48)	$0.36	$0.32
(a) See the tables included in the “Results of Operations - Non-GAAP” section below for reconciliations of these GAAP and non-GAAP financial measures.
(b) During the second quarter of 2024, the company recognized $1,466 million in goodwill and $420 million in intangible asset (IPR&D) impairment related to the GRAIL segment.

Capital expenditures for free cash flow purposes were $32 million for Q2 2024. Cash flow provided by operations was $80 million, compared to cash flow provided by operations of $105 million in the prior year period. Free cash flow (cash flow provided by operations less capital expenditures) was $48 million for the quarter, compared to $58 million in the prior year period. Depreciation and amortization expenses were $105 million for Q2 2024. At the close of the quarter, the company held $994 million in cash, cash equivalents and short-term investments.

Second quarter segment results
Illumina has two reportable segments, Core Illumina and GRAIL, which was spun-off on June 24, 2024.

Core Illumina

	GAAP		Non-GAAP (a)
Dollars in millions	Q2 2024	Q2 2023	Q2 2024	Q2 2023
Revenue (b)	$1,092	$1,159	$1,092	$1,159
Gross margin (c)	68.0%	65.5%	69.4%	67.0%
R&D expense	$241	$274	$241	$261
SG&A expense	$60	$371	$275	$270
Operating profit	$442	$115	$242	$245
Operating margin	40.5%	9.9%	22.2%	21.2%
Tax provision	$35	*	$55	*
Tax rate	35.0%	*	24.2%	*
Net income	$66	*	$174	*
Diluted earnings per share	$0.41	*	$1.09	*
* Prior year information not provided.
(a) See the tables included in the “Results of Operations - Non-GAAP” section below for reconciliations of these GAAP and non-GAAP financial measures.
(b) Core Illumina revenue for Q2 2024 was down 6% as compared to Q2 2023 and down 6% on a constant currency basis. Amounts for Q2 2024 and Q2 2023 included intercompany revenue of $9 million and $5 million, respectively, which is eliminated in consolidation.
(c) The year-over-year increase in gross margin was primarily driven by a more favorable mix of sequencing consumables and execution of our operational excellence priorities that delivered cost savings, including freight and improved productivity.

GRAIL

	GAAP		Non-GAAP (a)
In millions	Q2 2024	Q2 2023	Q2 2024	Q2 2023
Revenue	$29	$22	$29	$22
Gross (loss) profit	$(16)	$(24)	$15	$9
R&D expense	$88	$89	$88	$89
SG&A expense	$88	$91	$84	$85
Goodwill and intangible impairment	$1,886	$—	$—	$—
Operating loss	$(2,078)	$(204)	$(157)	$(164)
(a) See Table 5 included in the “Results of Operations - Non-GAAP” section below for reconciliations of these GAAP and non-GAAP financial measures.

Key announcements by Illumina since Illumina’s last earnings release
•Completed the spin-off of GRAIL
•Acquired Fluent Biosciences, developer of an emerging and highly differentiated single-cell technology
•Appointed Everett Cunningham as Chief Commercial Officer

•Announced that Anna Richo, Corporate Senior Vice President, Strategic Advisor to the General Counsel and CEO at Cargill, Inc., joined Illumina’s Board of Directors
•Presented research at the American Society of Clinical Oncology (ASCO) Annual Meeting, with 14 total abstracts accepted to the meeting
•Completed integration of Illumina’s latest chemistry, XLEAP-SBSTM, into all reagents for its NextSeqTM 1000 and NextSeq 2000 next-generation sequencing instruments
•Expanded its oncology menu for NovaSeq™ X Series customers by offering the newly verified high-throughput version of TruSight™ Oncology 500 (TSO 500 HT), and the latest version of its distributed liquid biopsy research assay, TruSight Oncology 500 ctDNA v2 (TSO 500 ctDNA v2)
•Launched DRAGEN™ v4.3, the latest version of Illumina’s DRAGENTM software, part of the Illumina Connected Software portfolio, for analysis of next-generation sequencing data

A full list of recent Illumina announcements can be found in the company’s News Center.

Financial outlook and guidance
For fiscal year 2024, the company lowered its Core Illumina revenue guidance to decline 2% to 3% (down 1.5% to 2.5% in constant currency) compared to fiscal year 2023 and raised its Core Illumina non-GAAP operating margin guidance to a range of 20.5% to 21%. The company is introducing guidance for Core Illumina non-GAAP diluted EPS in the range of $3.80 to $3.95 for fiscal year 2024.

The company provides forward-looking guidance on a non-GAAP basis. The company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures because it is unable to predict with reasonable certainty the financial impact of items such as acquisition-related expenses, gains and losses from our strategic investments, fair value adjustments related to contingent consideration and contingent value rights, potential future asset impairments, restructuring activities, and the ultimate outcome of pending litigation without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Conference call information
The conference call will begin at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Tuesday, August 6, 2024. Interested parties may access the live teleconference through the Investor Info section of Illumina’s website at investor.illumina.com. Alternatively, individuals can access the call by dialing 866.400.0049 or +1.323.701.0231 outside North America, both using conference ID 9881025. To ensure timely connection, please dial in at least ten minutes before the scheduled start of the call.

A replay of the conference call will be posted on Illumina’s website after the event and will be available for at least 30 days following.

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted earnings per share, net income, gross margin, operating expenses, including research and development expense, selling general and administrative expense, and from time to time, as applicable, legal contingencies and settlement, and goodwill and intangible impairment, operating income (loss), operating margin, gross profit (loss), other income (expense), tax provision, constant currency revenue growth, and free cash flow (on a consolidated and, as applicable, segment basis) in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The company’s financial measures under GAAP include substantial charges such as amortization of acquired intangible assets among others that are listed in the itemized reconciliations between GAAP and non-GAAP financial measures included in this press release, as well as the effects of currency translation. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance, including in the non-GAAP measures related to our segments. Additionally, non-GAAP net income, diluted earnings per share and operating margin are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements
This release may contain forward-looking statements that involve risks and uncertainties. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products; (xi) to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xii) the risks and costs associated with the divestment of GRAIL; (xiii) the risk of additional litigation arising against us in connection with the GRAIL acquisition; (xiv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xv) our ability to obtain regulatory clearance for our products from government agencies; (xvi) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xvii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth or armed conflict; (xviii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xix) legislative, regulatory and economic developments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as a global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical, and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture, and other emerging segments. To learn more, visit www.illumina.com and connect with us on X (Twitter), Facebook, LinkedIn, Instagram, TikTok, and YouTube.

About GRAIL
GRAIL is a healthcare company whose mission is to detect cancer early, when it can be cured. GRAIL is focused on alleviating the global burden of cancer by developing pioneering technology to detect and identify multiple deadly cancer types early. The company is using the power of next-generation sequencing, population-scale clinical studies, and state-of-the-art computer science and data science to enhance the scientific understanding of cancer biology, and to develop its multi-cancer early detection blood test. GRAIL is headquartered in Menlo Park, CA with locations in Washington, D.C., North Carolina, and the United Kingdom. GRAIL, Inc. was spun-out into a new public company on June 24, 2024. For more information, please visit www.grail.com.

# # #

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	June 30, 2024	December 31, 2023
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$920	$1,048
Short-term investments	74	6
Accounts receivable, net	641	734
Inventory, net	561	587
Prepaid expenses and other current assets	263	234
Total current assets	2,459	2,609
Property and equipment, net	859	1,007
Operating lease right-of-use assets	460	544
Goodwill	1,079	2,545
Intangible assets, net	278	2,993
Deferred tax assets, net	632	56
Other assets	314	357
Total assets	$6,081	$10,111

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$199	$245
Accrued liabilities	1,265	1,325
Term debt, current portion	744	—
Total current liabilities	2,208	1,570
Operating lease liabilities	616	687
Term debt	1,490	1,489
Other long-term liabilities	331	620
Stockholders’ equity	1,436	5,745
Total liabilities and stockholders’ equity	$6,081	$10,111

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
Revenue:
Product revenue	$927	$1,001	$1,803	$1,923
Service and other revenue	185	175	385	340
Total revenue	1,112	1,176	2,188	2,263
Cost of revenue:
Cost of product revenue (a)	250	305	504	591
Cost of service and other revenue (a)	95	91	202	190
Amortization of acquired intangible assets	46	48	94	96
Total cost of revenue	391	444	800	877
Gross profit	721	732	1,388	1,386
Operating expense:
Research and development (a)	325	358	660	699
Selling, general and administrative (a)	147	462	588	839
Goodwill and intangible impairment	1,886	—	1,889	—
Total operating expense	2,358	820	3,137	1,538
Loss from operations	(1,637)	(88)	(1,749)	(152)
Other expense, net	(339)	(1)	(337)	(15)
Loss before income taxes	(1,976)	(89)	(2,086)	(167)
Provision for income taxes	12	145	28	64
Net loss	$(1,988)	$(234)	$(2,114)	$(231)
Loss per share:
Basic	$(12.48)	$(1.48)	$(13.28)	$(1.46)
Diluted	$(12.48)	$(1.48)	$(13.28)	$(1.46)
Shares used in computing loss per share:
Basic	159	158	159	158
Diluted	159	158	159	158

(a) Includes stock-based compensation expense for stock-based awards:

	Three Months Ended		Six Months Ended
	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
Cost of product revenue	$7	$8	$13	$15
Cost of service and other revenue	1	6	4	12
Research and development	43	43	82	79
Selling, general and administrative	59	48	109	93
Stock-based compensation expense before taxes	$110	$105	$208	$199

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
Net cash provided by operating activities	$80	$105	$157	$115
Net cash used in investing activities	(41)	(37)	(89)	(93)
Net cash used in financing activities	(225)	(3)	(191)	(476)
Effect of exchange rate changes on cash and cash equivalents	(2)	(6)	(5)	(4)
Net (decrease) increase in cash and cash equivalents	(188)	59	(128)	(458)
Cash and cash equivalents, beginning of period	1,108	1,494	1,048	2,011
Cash and cash equivalents, end of period	$920	$1,553	$920	$1,553

Calculation of free cash flow:
Net cash provided by operating activities	$80	$105	$157	$115
Purchases of property and equipment	(32)	(47)	(67)	(99)
Free cash flow (a)	$48	$58	$90	$16

(a) Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Revenue by Segment
(Dollars in millions)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2024	July 2, 2023	% Change	June 30, 2024	July 2, 2023	% Change
Consolidated revenue	$1,112	$1,176	(5)%	$2,188	$2,263	(3)%
Less: Hedge gains	4	2		7	3
Consolidated revenue, excluding hedge effect	1,108	1,174		2,181	2,260
Less: Exchange rate effect	(5)	—		(7)	—
Consolidated constant currency revenue (a)	$1,113	$1,174	(5)%	$2,188	$2,260	(3)%

Core Illumina revenue	$1,092	$1,159	(6)%	$2,148	$2,235	(4)%
Less: Hedge gains	4	2		7	3
Core Illumina revenue, excluding hedge effect	1,088	1,157		2,141	2,232
Less: Exchange rate effect	(5)	—		(7)	—
Core Illumina constant currency revenue (a)	$1,093	$1,157	(6)%	$2,148	$2,232	(4)%

(a) Constant currency revenue growth, which is a non-GAAP financial measure, is calculated using comparative prior period foreign exchange rates to translate current period revenue, net of the effects of hedges.

Illumina, Inc.
Results of Operations - Non-GAAP
(In millions, except per share amounts)
(unaudited)

TABLE 1: CONSOLIDATED RECONCILIATION BETWEEN GAAP AND NON-GAAP DILUTED (LOSS) EARNINGS PER SHARE:

	Three Months Ended		Six Months Ended
	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
GAAP loss per share - diluted	$(12.48)	$(1.48)	$(13.28)	$(1.46)
Cost of revenue (b)	0.29	0.32	0.60	0.63
R&D expense (b)	—	0.08	0.01	0.09
SG&A expense (b)	(1.33)	0.68	(0.75)	0.89
Goodwill and intangible impairment (b)	11.84	—	11.86	—
Other expense, net (b)	2.06	0.01	2.01	0.08
GILTI, U.S. foreign tax credits, and global minimum top-up tax (c)	0.62	0.44	0.73	0.16
Incremental non-GAAP tax expense (d)	(0.65)	0.27	(0.74)	(0.04)
Income tax provision (e)	0.01	—	0.01	0.05
Non-GAAP earnings per share - diluted (a)	$0.36	$0.32	$0.45	$0.40

TABLE 2: CONSOLIDATED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET (LOSS) INCOME:

	Three Months Ended		Six Months Ended
	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
GAAP net loss	$(1,988)	$(234)	$(2,114)	$(231)
Cost of revenue (b)	46	50	95	99
R&D expense (b)	—	13	2	14
SG&A expense (b)	(211)	107	(120)	142
Goodwill and intangible impairment (b)	1,886	—	1,889	—
Other expense, net (b)	328	2	319	13
GILTI, U.S. foreign tax credits, and global minimum top-up tax (c)	99	69	116	25
Incremental non-GAAP tax expense (d)	(104)	43	(117)	(6)
Income tax provision (e)	1	—	1	8
Non-GAAP net income (a)	$57	$50	$71	$64

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(In millions, except per share amounts)
(unaudited)

TABLE 3: CORE ILLUMINA RECONCILIATION BETWEEN GAAP AND NON-GAAP DILUTED EARNINGS PER SHARE:

	Three Months Ended	Six Months Ended
	June 30, 2024	June 30, 2024
GAAP earnings per share - diluted	$0.41	$0.85
Cost of revenue (b)	0.10	0.19
R&D expense (b)	—	0.01
SG&A expense (b)	(1.35)	(0.84)
Goodwill and intangible impairment (b)	—	0.02
Other expense, net (b)	2.06	2.01
GILTI, U.S. foreign tax credits, and global minimum top-up tax (c)	0.12	0.21
Incremental non-GAAP tax expense (d)	(0.26)	(0.39)
Income tax provision (e)	0.01	0.01
Non-GAAP earnings per share - diluted (a)	$1.09	$2.07

TABLE 4: CORE ILLUMINA RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME:

	Three Months Ended	Six Months Ended
	June 30, 2024	June 30, 2024
GAAP net income	$66	$135
Cost of revenue (b)	15	30
R&D expense (b)	—	2
SG&A expense (b)	(215)	(132)
Goodwill and intangible impairment (b)	—	3
Other expense, net (b)	328	319
GILTI, U.S. foreign tax credits, and global minimum top-up tax (c)	20	33
Incremental non-GAAP tax expense (d)	(41)	(62)
Income tax provision (e)	1	1
Non-GAAP net income (a)	$174	$329

All amounts in tables are rounded to the nearest millions, except as otherwise noted. As a result, certain amounts may not recalculate using the rounded amounts provided.

(a) Non-GAAP net income and diluted earnings per share exclude the effects of the pro forma adjustments as detailed above. Non-GAAP net income and diluted earnings per share are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future operating performance.
(b) Refer to the Itemized Reconciliations between GAAP and Non-GAAP Results of Operations for the components of these amounts.
(c) Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of U.S. foreign tax credits, and the Pillar Two global minimum top-up tax, which became effective in Q1 2024.
(d) Incremental non-GAAP tax expense reflects the tax impact of the non-GAAP adjustments listed.
(e) Amounts represent the difference between book and tax accounting related to stock-based compensation cost.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5: ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended
	June 30, 2024
	Core Illumina		GRAIL	Eliminations	Consolidated
GAAP gross profit (loss) (b)	$743	68.0%	$(16)	$(6)	$721	64.8%
Amortization of acquired intangible assets	15	1.4%	31	—	46	4.2%
Non-GAAP gross profit (a)	$758	69.4%	$15	$(6)	$767	69.0%

GAAP and Non-GAAP R&D expense	$241	22.1%	$88	$(4)	$325	29.2%

GAAP SG&A expense	$60	5.5%	$88	$(1)	$147	13.2%
Amortization of acquired intangible assets	—	—	(1)	—	(1)	(0.1)%
Contingent consideration liabilities (c)	271	24.8%	—	—	271	24.4%
Acquisition-related expenses (d)	(46)	(4.2)%	(3)	—	(49)	(4.4)%
Restructuring (g)	(3)	(0.3)%	—	—	(3)	(0.3)%
Accrued interest on EC fine (h)	(7)	(0.6)%	—	—	(7)	(0.6)%
Non-GAAP SG&A expense	$275	25.2%	$84	$(1)	$358	32.2%

GAAP goodwill and intangible impairment	$—	—	$1,886	$—	$1,886	169.6%
Goodwill impairment (i)	—	—	(1,466)	—	(1,466)	(131.8)%
Intangible (IPR&D) impairment (i)	—	—	(420)	—	(420)	(37.8)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$442	40.5%	$(2,078)	$(1)	$(1,637)	(147.2)%
Cost of revenue	15	1.4%	31	—	46	4.2%
SG&A costs	(215)	(19.7)%	4	—	(211)	(19.0)%
Goodwill and intangible impairment	—	—	1,886	—	1,886	169.6%
Non-GAAP operating profit (loss) (a)	$242	22.2%	$(157)	$(1)	$84	7.6%

GAAP other (expense) income, net	$(341)	(31.2)%	$2	$—	$(339)	(30.5)%
Strategic investment related loss, net (e)	334	30.5%	—	—	334	30.0%
Gain on Helix contingent value right (f)	(8)	(0.7)%	—	—	(8)	(0.7)%
Foreign currency loss on EC fine (j)	2	0.2%	—	—	2	0.2%
Non-GAAP other (expense) income, net (a)	$(13)	(1.2)%	$2	$—	$(11)	(1.0)%

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5 (CONTINUED): ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended
	July 2, 2023
	Core Illumina		GRAIL	Eliminations	Consolidated
GAAP gross profit (loss) (b)	$760	65.5%	$(24)	$(4)	$732	62.2%
Amortization of acquired intangible assets	14	1.2%	33	—	47	4.0%
Restructuring (g)	3	0.3%	—	—	3	0.3%
Non-GAAP gross profit (a)	$777	67.0%	$9	$(4)	$782	66.5%

GAAP R&D expense	$274	23.6%	$89	$(5)	$358	30.4%
Acquisition-related expenses (d)	(1)	(0.1)%	—	—	(1)	(0.1)%
Restructuring (g)	(12)	(1.0)%	—	—	(12)	(1.0)%
Non-GAAP R&D expense	$261	22.5%	$89	$(5)	$345	29.3%

GAAP SG&A expense	$371	31.9%	$91	$—	$462	39.3%
Amortization of acquired intangible assets	—	—	(1)	—	(1)	(0.1)%
Contingent consideration liabilities (c)	(29)	(2.5)%	—	—	(29)	(2.5)%
Acquisition-related expenses (d)	(18)	(1.4)%	(3)	—	(21)	(1.8)%
Restructuring (g)	(17)	(1.5)%	(2)	—	(19)	(1.6)%
Legal contingency and settlement (k)	(12)	(1.0)%	—	—	(12)	(1.0)%
Proxy contest	(25)	(2.2)%	—	—	(25)	(2.1)%
Non-GAAP SG&A expense	$270	23.3%	$85	$—	$355	30.2%

GAAP operating profit (loss)	$115	9.9%	$(204)	$1	$(88)	(7.5)%
Cost of revenue	17	1.5%	33	—	50	4.3%
R&D costs	13	1.1%	—	—	13	1.1%
SG&A costs	100	8.7%	7	—	107	9.1%
Non-GAAP operating profit (loss) (a)	$245	21.2%	$(164)	$1	$82	7.0%

GAAP other (expense) income, net	$(3)	(0.3)%	$2	$—	$(1)	(0.1)%
Strategic investment related loss, net (e)	2	0.2%	—	—	2	0.2%
Non-GAAP other (expense) income, net (a)	$(1)	(0.1)%	$2	$—	$1	0.1%

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5 (CONTINUED): ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Six Months Ended
	June 30, 2024
	Core Illumina		GRAIL	Eliminations	Consolidated
GAAP gross profit (loss) (b)	$1,436	66.9%	$(38)	$(10)	$1,388	63.5%
Amortization of acquired intangible assets	30	1.4%	65	—	95	4.3%
Non-GAAP gross profit (a)	$1,466	68.3%	$27	$(10)	$1,483	67.8%

GAAP R&D expense	$479	22.3%	$189	$(8)	$660	30.2%
Restructuring (g)	(2)	(0.1)%	—	—	(2)	(0.1)%
Non-GAAP R&D expense	$477	22.2%	$189	$(8)	$658	30.1%

GAAP SG&A expense	$396	18.5%	$192	$—	$588	26.9%
Amortization of acquired intangible assets	—	—	(2)	—	(2)	(0.1)%
Contingent consideration liabilities (c)	255	11.9%	—	—	255	11.7%
Acquisition-related expenses (d)	(70)	(3.3)%	(11)	—	(81)	(3.7)%
Restructuring (g)	(38)	(1.8)%	(1)	—	(39)	(1.8)%
Accrued interest on EC fine (h)	(14)	(0.7)%	—	—	(14)	(0.7)%
Non-GAAP SG&A expense	$529	24.6%	$178	$—	$707	32.3%

GAAP goodwill and intangible impairment	$3	0.1%	$1,886	$—	$1,889	86.3%
Goodwill impairment (i)	—	—	(1,466)	—	(1,466)	(67.0)%
Intangible (IPR&D) impairment (i)	(3)	(0.1)%	(420)	—	(423)	(19.3)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$558	26.0%	$(2,305)	$(2)	$(1,749)	(79.9)%
Cost of revenue	30	1.4%	65	—	95	4.3%
R&D costs	2	0.1%	—	—	2	0.1%
SG&A costs	(133)	(6.2)%	13	—	(120)	(5.4)%
Goodwill and intangible impairment	3	0.1%	1,886	—	1,889	86.3%
Non-GAAP operating profit (loss) (a)	$460	21.4%	$(341)	$(2)	$117	5.4%

GAAP other (expense) income, net	$(342)	(15.9)%	$5	$—	$(337)	(15.4)%
Strategic investment related loss, net (e)	327	15.2%	—	—	327	15.0%
Gain on Helix contingent value right (f)	(11)	(0.5)%	—	—	(11)	(0.5)%
Foreign currency loss on EC fine (j)	3	0.1%	—	—	3	0.1%
Non-GAAP other (expense) income, net (a)	$(23)	(1.1)%	$5	$—	$(18)	(0.8)%

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5 (CONTINUED): ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Six Months Ended
	July 2, 2023
	Core Illumina		GRAIL	Eliminations	Consolidated
GAAP gross profit (loss) (b)	$1,446	64.7%	$(50)	$(10)	$1,386	61.3%
Amortization of acquired intangible assets	29	1.3%	67	—	96	4.2%
Restructuring (g)	3	0.1%	—	—	3	0.1%
Non-GAAP gross profit (a)	$1,478	66.1%	$17	$(10)	$1,485	65.6%

GAAP R&D expense	$532	23.7%	$175	$(8)	$699	30.9%
Acquisition-related expenses (d)	(1)	—	—	—	(1)	—
Restructuring (g)	(13)	(0.5)%	—	—	(13)	(0.6)%
Non-GAAP R&D expense	$518	23.2%	$175	$(8)	$685	30.3%

GAAP SG&A expense	$656	29.4%	$184	$(1)	$839	37.1%
Amortization of acquired intangible assets	—	—	(2)	—	(2)	(0.1)%
Contingent consideration liabilities (c)	(28)	(1.3)%	—	—	(28)	(1.2)%
Acquisition-related expenses (d)	(38)	(1.7)%	(9)	—	(47)	(2.1)%
Restructuring (g)	(17)	(0.7)%	(2)	—	(19)	(0.8)%
Legal contingency and settlement (k)	(15)	(0.7)%	—	—	(15)	(0.7)%
Proxy contest	(31)	(1.4)%	—	—	(31)	(1.4)%
Non-GAAP SG&A expense	$527	23.6%	$171	$(1)	$697	30.8%

GAAP operating profit (loss)	$257	11.5%	$(408)	$(1)	$(152)	(6.7)%
Cost of revenue	32	1.4%	67	—	99	4.3%
R&D costs	14	0.6%	—	—	14	0.6%
SG&A costs	129	5.8%	13	—	142	6.3%
Non-GAAP operating profit (loss) (a)	$432	19.3%	$(328)	$(1)	$103	4.5%

GAAP other (expense) income, net	$(19)	(0.9)%	$4	$—	$(15)	(0.7)%
Strategic investment related loss, net (e)	16	0.7%	—	—	16	0.7%
Gain on Helix contingent value right (f)	(3)	(0.1)%	—	—	(3)	(0.1)%
Non-GAAP other (expense) income, net (a)	$(6)	(0.3)%	$4	$—	$(2)	(0.1)%

All amounts in tables are rounded to the nearest millions, except as otherwise noted. As a result, certain amounts may not recalculate using the rounded amounts provided. Percentages of revenue are calculated based on the revenue of the respective segment.

(a) Non-GAAP gross profit, included within non-GAAP operating profit (loss), is a key measure of the effectiveness and efficiency of manufacturing processes, product mix and the average selling prices of our products and services. Non-GAAP operating profit (loss) and non-GAAP other (expense) income, net exclude the effects of the pro forma adjustments as detailed above. Non-GAAP operating margin is a key component of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing past and future operating performance, including in the non-GAAP measures related to our segments.

(b) Reconciling amounts are recorded in cost of revenue.
(c) Amounts consist of fair value adjustments for our contingent consideration liability related to GRAIL.
(d) Amounts consist primarily of legal and other expenses related to the acquisition and divestiture of GRAIL.
(e) Amounts consist primarily of mark-to-market adjustments and impairments from our strategic investments. Amounts for Q2 2024 and YTD 2024 primarily relate to the impairment on our retained investment in GRAIL post spin-off.
(f) Amounts consist of fair value adjustments related to our Helix contingent value right.
(g) Amount for Q2 2024 consists primarily of employee severance costs. Amount for YTD 2024 consists primarily of lease and other asset impairments. Amounts for Q2 2023 and YTD 2023 consist primarily of employee severance costs and lease and other asset impairments.
(h) Amounts for Q2 2024 and YTD 2024 consist of accrued interest on the fine imposed by the European Commission.
(i) Amounts for Q2 2024 and YTD 2024 consist of goodwill and IPR&D intangible asset impairments related to GRAIL. Amount for YTD 2024 also consists of an IPR&D intangible asset impairment related to Core Illumina in Q1 2024.
(j) Amounts for Q2 2024 and YTD 2024 consist of unrealized gains/losses related to foreign currency balance sheet remeasurement of the EC fine liability and unrealized/realized mark-to-market gains/losses on the hedge associated with the EC fine.
(k) Amount for Q2 2023 consists of an adjustment to our accrual for the fine imposed by the European Commission. Amount for YTD 2023 also consists of a loss related to a patent litigation settlement in Q1 2023.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 6: CONSOLIDATED ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP TAX PROVISION:

	Three Months Ended		Six Months Ended
	June 30, 2024		June 30, 2024
GAAP tax provision	$12	(0.6)%	$28	(1.4)%
Incremental non-GAAP tax expense (b)	104		117
Income tax provision (c)	(1)		(1)
GILTI, U.S. foreign tax credits, and global minimum top-up tax (d)	(99)		(116)
Non-GAAP tax provision (a)	$16	22.3%	$28	28.8%

	Three Months Ended		Six Months Ended
	July 2, 2023		July 2, 2023
GAAP tax provision	$145	(163.8)%	$64	(38.5)%
Incremental non-GAAP tax expense (b)	(43)		6
Income tax provision (c)	—		(8)
GILTI and U.S. foreign tax credits (d)	(69)		(25)
Non-GAAP tax provision (a)	$33	39.3%	$37	37.2%

TABLE 7: CORE ILLUMINA ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP TAX PROVISION:

	Three Months Ended		Six Months Ended
	June 30, 2024		June 30, 2024
GAAP tax provision	$35	35.0%	$80	37.3%
Incremental non-GAAP tax expense (b)	41		62
Income tax provision (c)	(1)		(1)
GILTI, U.S. foreign tax credits, and global minimum top-up tax (d)	(20)		(33)
Non-GAAP tax provision (a)	$55	24.2%	$108	24.9%

(a) Non-GAAP tax provision excludes the effects of the pro forma adjustments as detailed above. Management has excluded the effects of these items in this measure to assist investors in analyzing and assessing past and future operating performance.
(b) Incremental non-GAAP tax expense reflects the tax impact of the non-GAAP adjustments listed in Table 2 and 4.
(c) Amounts represent the difference between book and tax accounting related to stock-based compensation cost.
(d) Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of U.S. foreign tax credits, and the Pillar Two global minimum top-up tax, which became effective in Q1 2024.